Company Overview John Rynd President, Chief Executive Officer and Director June 2019

FORWARD-LOOKING STATEMENTS In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater Inc. (the “Company”) notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation; the risk that the cost savings and any other synergies from the merger with GulfMark Offshore, Inc. (the “merger”) may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; the possibility of litigation (related to the merger); the diversion of management’s time from day-to-day operations by the merger; incurrence of substantial transaction-related costs associated with the merger; new accounting policies and our consolidation activities; volatility in worldwide energy demand and oil and gas prices, and continuing depressed levels of oil and gas prices without a clear indication of if, or when, prices will recover to a level to support renewed offshore exploration activities; fleet additions by competitors and industry overcapacity; our limited capital resources available to replenish our asset base, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers in the energy industry and the industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel construction and maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; the risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; the effects of asserted and unasserted claims and the extent of available insurance coverage; and the resolution of pending legal proceedings. Overview June 2019 | ©Tidewater Inc

Tidewater Overview TDW $21.85 Market Cap $907 million Based on 41.5 million shares and $0.001 warrants As of June 13, 2019 market close Founded 1955 Created the industry’s first Offshore Support Vessel Cash & Equiv $400 million Net Debt $39 million Vessel Fleet 241 Distributed across the globe, supporting all water depths Average Active Fleet Age 9.6 Years As of March 31, 2019 Debt Maturities ~$350 million senior secured notes due 2022 ~$90 million export credit backed debt amortizes over ~10 yrs. As of March 31, 2019 Average Fleet Age 10 Years Active Fleet 170 ~193,000 90 day avg trading volume Employees 5,500 globally Overview June 2019 | ©Tidewater Inc

Peer Market Cap & Price Comparison Source: FactSet, NYSE, Oslo Bors and Company filings as of June 6, 2019 Note: Tidewater market cap based on common stock + Jones Act Warrants for total share count of 41.5 million * YTD 2019 as of June 13, 2019 market close Net Capitalization Equity Market Cap % of Net Capitalization Overview June 2019 | ©Tidewater Inc

Source: IHS Petrodata, Tidewater, company disclosures Vessel Count (AHTS & PSVs) as of March 31, 2019 All Others (~2,400 total vessels for 500+ owners) 241 Total Fleet Incl. All Vessel Types 214 OSVs The Largest OSV Owner Globally Overview June 2019 | ©Tidewater Inc 1,000 Est. global stacked fleet ~65% out of service for >2 years ~360 >15 years old and laid up >2 years Active Cold Stacked Idle Total PSV 1,030 504 89 1,623 AHTS 1,117 489 190 1,796 Total 2,147 993 279 3,419 Global Industry Supply

Note: Figures represent Tidewater active vessel fleet at March 31, 2019 Headquarters Area Operations Deepwater Towing/Supply Other The Most Geographically-Diverse OSV Operator Avg. Active Fleet Age 9.6 Years Active Fleet 170 Vessels Utilization 87.2% Utilization 76.8% Utilization 76.1% Utilization 80.6% Americas 39 North Sea & Mediterranean Sea 34 Utilization 84.1% Middle East & Asia Pacific 43 West Africa 54 17 13 2 7 13 13 12 21 21 34 9 8 Overview June 2019 | ©Tidewater Inc

High-Spec OSV Rates are Rising Source: Clarksons Platou Offshore, Tidewater (May 2019) Overview June 2019 | ©Tidewater Inc

The North Sea – More Activity & Demand Improvements Source: Clarksons Platou Securities Rigs Utilization North Sea PSV Utilization by Size April 2019 …as long as reactivations are limited this season North Sea Contracted Floating Rigs 2014 to 2019 Overview June 2019 | ©Tidewater Inc

West African Rig Count Driving OSV Demand Rigs Utilization Vessels Source: Clarksons Platou Securities Active PSVs and Total Utilization 2014 to 2019 West Africa Rig Count by Type 2014 to 2019 Overview June 2019 | ©Tidewater Inc

Right-Sizing Our Fleet for Future Demand OSV Demolitions & Removals PSV Utilization by Vessel Spec Category Source: Clarksons Platou Securities January 2019 Note: Tidewater Tier 1 vessels defined as higher-specification, recent vintage, marketable assets 38 OSVs sold or recycled by Tidewater in 2018 (18 recycled) 28 Tidewater OSVs sold or recycled as of May 2019 (out of 40 targeted by year end) 217 OSVs sold or recycled by Tidewater 2012 - 2018 (85 recycled) 26 Tier 1 Tidewater vessels staged for reactivation Demand improving for recent vintage, higher specification vessels Overview June 2019 | ©Tidewater Inc

Vessel Reactivations Under Way for 2019 Avg. Cost for Reactivation per Vessel $1.4 million Approx. Associated Backlog (excl. options) $110 million Approx. Term (excl. options) 26 vessel years 10 Overview June 2019 | ©Tidewater Inc

Improved Identification of Cost Synergies Pro Forma G&A Profile 7 June 2018 Pro Forma G&A Profile Today Integration progressing extremely well with run-rate annual G&A expected to now approximate $87 million by year end 2019 Target run-rate G&A now below Tidewater’s stand alone Q3 2018 run-rate G&A synergies now approximate 140% of GulfMark’s standalone run rate Continue to evaluate further opportunities for synergies Overview June 2019 | ©Tidewater Inc

G&A Cost Trends Strong focus on becoming the most cost efficient OSV operator Reducing G&A spend without compromising our core values of safety, compliance and service is differentiating Developing a truly scalable platform Substantial majority of incremental activity and increases in day rate fall to the bottom line Top 5 standalone, publicly traded OSV peers Vessel days associated with crew transportation vessels adjusted to normalize for scale based on average day rates $686 reduction in cost per active day $554 better than average peer $2,092 Average Overview June 2019 | ©Tidewater Inc

Strategic Priorities Leadership in safety, compliance and operational excellence Protect and preserve strong liquidity position Efficient and complete realization of merger cost and operational synergies Rationalization of fleet and cost structure to provide scope for margin expansion in the upturn Focused on organic growth opportunities via vessel reactivations and additional M&A Evolve the company’s corporate governance initiatives Deliver best-in-class shareholder returns Overview June 2019 | ©Tidewater Inc

Why you should own Tidewater A truly investable name in the offshore sector Operational Excellence Leading OSV Fleet Financial Strength An industry leader in safe operations The broadest operating footprint; leveraged to existing and developing markets Strong relationships with IOCs, NOCs and independents, globally Strong balance sheet with low leverage FCF neutral to positive in 2019 Prepared to fund vessel reactivations in a recovering market Positioned for growth through additional asset and corporate M&A The largest OSV fleet in the world, diversified to support any water depth Young, modern fleet with high-specification tonnage prepared for reactivation Overview June 2019 | ©Tidewater Inc

Appendix I – Reference

0.14 10 year average Safety Leadership Remains a First Priority Total Recordable Incident Rates 2007-2018 (per 200,000 Man Hours) TRIR = Sum of LTAs and Recordables x 200,000 divided by Man Hours Worked 0.0 1.0 0.5 0.0 1.0 0.5 0.12 2018 Overview June 2019 | ©Tidewater Inc

Board of Directors



Tom R. Bates, Jr.
Chairman,
Tidewater Inc.



Alan Carr
CEO, Drivetrain



Randee E. Day
CEO,
Goldin Maritime



Dick Fagerstal
Chairman & CEO
Global Marine Holdings



Steven L. Newman
Former CEO,
Transocean Ltd.



Louis Raspino
Former CEO,
Pride International



Larry T. Rigdon
Former Interim President & CEO,
Tidewater Inc.



John T. Rynd
President & CEO,
Tidewater Inc.



Robert P. Tamburrino
Former Chief Restructuring Officer
Vantage Drilling



Ken Traub
Former Managing Partner,
Raging Capital

Legacy Tidewater board member
GulfMark nominated board member

Board composition & size

- Six directors, selected by the company's former creditors, were appointed immediately following restructuring in 2017. Tidewater current President & CEO, John T. Rynd, was appointed in March 2018
- An increase of the board size from seven to ten members to include three members from the previous GulfMark board was contractually agreed as part of the merger agreement until the company's 2020 annual meeting
- In advance of the 2020 annual meeting, the Board will undertake a review of the Board's size and composition in light of Tidewater's current size and scope of operations, with a focus on reducing the overall size of the Board while maintaining an optimal mix of skills and backgrounds, including a focus on diversity

Stock ownership by directors

- Tidewater's non-employee directors are currently subject to stock ownership guidelines requiring each director to own and hold Tidewater stock worth five times his or her annual cash retainer by the fifth anniversary of his or her appointment
- During the first open trading window following the company's 2019 annual meeting, directors purchased more than 36,000 shares

For additional information on the company board of directors, please visit www.tdw.com/about-tidewater/board-of-directors/

TIDEWATER
Overview June 2019 | ©Tidewater Inc
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Executive Management Team John T. Rynd President, CEO & Director For additional information on the company executive management, please visit www.tdw.com/about-tidewater/corporate-officers/ Management incentive plan updates Ensuring that the company’s executive compensation program continues to evolve in alignment with its strategic objectives, on April 15, 2019 the Compensation Committee implemented an annual long-term incentive (“LTI”) program for executive officers A majority of each 2019 LTI grant (60% for our CEO and 50% for each other executive officer) consists of performance-based restricted stock units (“RSUs”), with vesting contingent upon two equally-weighted metrics that are important to our business and our stockholders (relative total shareholder return and return on invested capital), each measured over a three-year period The Compensation Committee also revamped the company’s short-term incentive (“STI”) program for 2019 such that 80% of each executive officer’s target bonus will be tied to the achievement of specific operational or safety metrics These metrics include: a G&A target (25% of total target), a Dry Dock budget target (25% of total target), a vessel operating margin target (20% of total target), and a safety target (10% of total target) Jeff A. Gorski EVP & Chief Operating Officer Bruce D. Lundstrom EVP, General Counsel & Secretary Quintin V. Kneen EVP & Chief Financial Officer Overview June 2019 | ©Tidewater Inc

Vessel Utilization Trends Incrementally Improving Tidewater Fleet Utilization 2014 to 2019 YTD Overview June 2019 | ©Tidewater Inc

Vessel Average Day Rates Stable Average Day Rates by Vessel Class 2014 to Q1 2019 Notes: GulfMark fleet included as of Nov 15, 2018 Spike in Q1 2017 average deepwater rates due to lump sum early contract termination payment Overview June 2019 | ©Tidewater Inc

Fleet Valuation Vessel Class Vessel Count NBV Average Age Avg NBV / Vessel   (in millions) (years) (in millions) Deepwater vessels PSVs > 3,800 DWT 57 $ 540.7 7.8 $ 9.5 PSVs < 3,800 DWT 59 $ 253.7 11.2 $ 4.3 Deepwater AHTS 19 $ 65.3 11.2 $ 3.4 135 $ 859.8 9.8 $ 6.4 Towing Supply Vessels 79 $ 197.6 11.0 $ 2.2 Other Vessels 27 $ 7.6 12 $ 0.3 Total - All Vessels 241 $ 1,058.4 10.4 $ 4.4 Vessel Net Book Value as of March 31, 2019 Overview June 2019 | ©Tidewater Inc

Oil Companies are Generating Record Cash Flow Top 30 E&P's with offshore output - FCF (pre & post dividends) vs capex* Source: Bloomberg, Clarksons Platou Securities AS *All metrics are trailing 12 months Overview June 2019 | ©Tidewater Inc

Current Oil Prices are (so far) Still Economic for Offshore Projects Breakeven oil prices of discovered but undeveloped offshore resources Perspectives Nearly all offshore oil makes sense near current prices after fall in marginal production costs Here we look at discovered but undeveloped resources, i.e. the inventory of possible development projects 89% of discovered resources breakeven or better with 10% return below $60/bbl >50% breakeven or better with 10% return below $50/bbl Source: Rystad Energy, Clarksons Platou Securities AS Overview June 2019 | ©Tidewater Inc

Working Rig Count is Improving Incremental OSV demand and utilization improvements will be driven by an increase in the working rig count Jackup utilization continues to gradually improve Floater utilization anticipated to improve through 2019 and into 2020 445 Total working rigs as of May 20, 2019 24 306 115 Overview June 2019 | ©Tidewater Inc

Jackup Utilization is Growing; Floaters Will Drive Deepwater OSV Demand

PSV demand growth vs. Rig count growth (YoY)



15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
YoY growth
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
PSV demand growth
Rig count growth

Offshore rig count growth (YoY)



20%
10%
0%
-10%
-20%
-30%
-40%
Rig count growth YoY
7%
3%
-5%
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Total Rig Count
Jackups
Floaters

Jackups are growing at ~7%; it's floaters that are holding back demand

Source: Clarksons Research Services Ltd., Clarksons Platou Securities AS

TIDEWATER

Overview June 2019 | ©Tidewater Inc

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A Large Percentage of the Global Stacked Fleet Likely Uneconomic to Reactivate

…modern, high-specification PSVs have seen the most reactivations

1,000	~65%	~360
Est. global stacked fleet	out of service for >2 years	>15 years old and laid up >2 years



PSV/Supply 2-3,000 DWT - Global
No. Laid up
No. Of fleet >= 15 yrs that is laid up



AHTS 8-12,000 BHP - Global
No. Laid up
No. Of fleet >= 15 yrs that is laid up



PSV/Supply 4,000 DWT+ - Global
No. Laid up
No. Of fleet >= 15 yrs that is laid up



AHTS >16,000 BHP - Global
No. Laid up
No. Of fleet >= 15 yrs that is laid up

Source: Clarksons Platou Research and IHS Petrodata

Overview June 2019 | ©Tidewater Inc
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Newbuild Orders Not Likely to Significantly Impact Supply

Vessel type	Vessels	% China/India	Order date	Years from order date	Existing fleet	% of fleet on order	% on order ex. India/China	Average age	% of fleet >25 years old	Overdue survey
PSV +5,000 DWT	13	54 %	Aug-13	5.5	188	7 %	3 %	6	1 %	12 %
PSV 4-5,000 DWT	51	78 %	Dec-13	5.1	352	14 %	3 %	8	1 %	13 %
PSV 3-4,000 DWT	55	89 %	May-14	4.7	473	12 %	1 %	10	3 %	28 %
PSV 2-3,000 DWT	3	100 %	Dec-12	6.1	207	1 %	0 %	14	9 %	36 %
PSV <2,000 DWT	6	100 %	Jan-14	5.0	438	1 %	0 %	22	42 %	31 %
TOTAL PSV	**128**	**82 %**	**Jan-14**	**5.0**	**1 658**	**8 %**	**1 %**	**13**	**13 %**	**25 %**
AHTS 4-8,000 BHP	66	89 %	Dec-13	5.1	1 202	5 %	1 %	14	19 %	21 %
AHTS <4,000 BHP	1	100 %	Jan-15	4.1	113	1 %	0 %	33	74 %	36 %
TOTAL Small AHTS	**67**	**90 %**	**Dec-13**	**5.1**	**1 315**	**5 %**	**1 %**	**16**	**24 %**	**22 %**
TOTAL SUPPLY FLEET	**195**	**85 %**	**Jan-14**	**5.0**	**2 973**	**7 %**	**1 %**	**14**	**18 %**	**24 %**
AHTS >16,000 BHP	6	17 %	Nov-13	5.2	204	3 %	2 %	10	1 %	21 %
AHTS 12-16,000 BHP	14	79 %	Sep-14	4.4	197	7 %	2 %	14	15 %	22 %
AHTS 8-12,000 BHP	13	85 %	Nov-13	5.2	305	4 %	1 %	14	18 %	19 %
TOTAL Large AHTS	**33**	**70 %**	**Mar-14**	**4.8**	**706**	**5 %**	**1 %**	**13**	**13 %**	**20 %**

- High-spec orderbook now only ~1% of the existing fleet
- 85% of remaining orderbook in India/China; a meaningful portion of these vessels may never enter active service
- On average ordered in Jan-14, more than 5 years ago; typical delivery time is 18-36 months

Source: Clarksons Platou Securities AS

TIDEWATER

Overview June 2019 | ©Tidewater Inc

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OSV Second Hand Prices Appear to have Bottomed

...but transactions have been limited



PSV Resale Prices
as January 2019
80
70
60
50
40
30
20
10
0
Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18
PSV Resale, Medium, 700 m² deck
PSV Resale, Medium, 800 m² deck
PSV Resale, Large, 1,000 m² deck



PSV Newbuilding Prices
as January 2019
80
70
60
50
40
30
20
10
0
Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18
PSV 3,200 dwt, European Yard, 500-750 m² deck
PSV 4,500 dwt, European Yard, >900 m² deck

Source: Clarksons Platou

TIDEWATER
Overview June 2019 | ©Tidewater Inc
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